UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 25, 2007

                           FITTIPALDI LOGISTICS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-25753


           Nevada                                           87-0449667
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(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)


           902 Clint Moore Road, Suite 204, Boca Raton, Florida 33487
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           (Address of principal executive offices, including zip code


                                 (561) 998-7557
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02  Election of Directors

On April 25, 2007, Frank P. Reilly was elected to the board of directors of the Company by a unanimous vote of its Directors. Mr. Reilly was nominated to the board by EF Marketing, LLC pursuant to Section 7 (iii) (c) of the License Agreement dated March 1, 2005 between EF Marketing, LLC, Emerson Fittipaldi and the Company, as amended. During the past five years, Mr. Reilly, age 42, has held, and currently holds, positions as President of Rancho Alegre Lodge Jackson Hole Wyoming, President of Frank P. Reilly, Inc., Managing Director of Sports and Entertainment Realty, Managing Director of YOUMEHIM, LLC and Managing Director of International Logistics Solutions, Inc.

On November 16, 2006, the Company entered into an employment agreement with Mr. Reilly, a copy of which is attached hereto, making him the Company's Executive Vice President, Strategy and Market Development. The initial term of the employment agreement is two years commencing November 16, 2006 and, thereafter, it renews for successive one year terms unless terminated prior thereto. The base salary is $120,000 less any amounts paid to him by any individual or entity associated with Emerson Fittipaldi, his affiliates and assigns. The Company has elected to defer the salary and a signing bonus of $20,000 until the Company has raised an aggregate of $2,500,000 after entering into the employment agreement with Mr. Reilly. He also was granted a fully vested option to purchase 6,000,000 shares of common stock for $0.025 per share expiring on the five-year anniversary of the grant date.

Item 9.01 Financial Statements and Exhibits

(b)      Exhibits

         10.40    Employment Agreement with Frank P. Reilly

         99.1 Press Release Announcing Election of Frank P. Reilly to the Board of Directors


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 30, 2007                   FITTIPALDI LOGISTICS, INC.



                                        By:  /s/ David S. Brooks
                                             -------------------
                                             David S. Brooks
                                             Chief Executive Officer








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